SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                February 15, 2001
                                 Date of Report



                            LNR PROPERTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                    001-13223                 65-0777234
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)         Identification Number)



760 Northwest 107th Avenue, Miami, Florida                              33172
 (Address of Principal Executive Offices)                             (Zip Code)



                                 (305) 485-2000
              (Registrant's Telephone Number, Including Area Code)

Item 7.        Financial Statements and Exhibits.

               (c)            Exhibits

Exhibit No.    Description of Document

1.1 Underwriting Agreement dated as of February 8, 2001, between LNR Property Corporation and Deutsche Banc Alex. Brown Inc., Banc of America Securities LLC, and Bear, Stearns & Co. Inc.

4.1 Second Supplemental Indenture dated as of February 8, 2001, between LNR Property Corporation and US Bank Trust National Association, as successor trustee (relating to LNR's 10 1/2% Senior Subordinated Notes Due 2009).

23.1 Consent of Deloitte & Touche LLP to the incorporation by reference in Registration Statement (No. 333-67929) of their reports dated January 20, 2000 appearing in and incorporated by reference in the Annual Report on the LNR Form 10-K for the year ended November 30, 1999 and to the reference to them under the heading "Experts" in the Prospectus Supplement dated February 8, 2001.

99.1 Agreement of Resignation, Appointment and Acceptance, dated as of January 11, 2001 by and among LNR Property Corporation, The Bank of New York, as prior trustee and US Bank Trust National Association, as successor trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2001



                                    By:     /s/ Shelly Rubin
                                       -----------------------------------------
                                       Name:    Shelly Rubin
                                       Title:   Chief Financial Officer
                                                (Principal Financial Officer)

                                  EXHIBIT INDEX


Exhibit No.    Description of Document

1.1 Underwriting Agreement dated as of February 8, 2001, between LNR Property Corporation and Deutsche Banc Alex. Brown Inc., Banc of America Securities LLC, and Bear, Stearns & Co. Inc.

4.1 Second Supplemental Indenture dated as of February 8, 2001, between LNR Property Corporation and US Bank Trust National Association, as successor trustee (relating to LNR's 10 1/2% Senior Subordinated Notes Due 2009).

23.1 Consent of Deloitte & Touche LLP to the incorporation by reference in Registration Statement (No. 333-67929) of their reports dated January 20, 2000 appearing in and incorporated by reference in the Annual Report on the LNR Form 10-K for the year ended November 30, 1999 and to the reference to them under the heading "Experts" in the Prospectus Supplement dated February 8, 2001.

99.1 Agreement of Resignation, Appointment and Acceptance, dated as of January 11, 2001 by and among LNR Property Corporation, The Bank of New York, as prior trustee and US Bank Trust National Association, as successor trustee.

                                   EXHIBIT 1.1



                            LNR PROPERTY CORPORATION

                                  $135,000,000

                   10 1/2% Senior Subordinated Notes due 2009



                             UNDERWRITING AGREEMENT

                                                                February 8, 2001





DEUTSCHE BANC ALEX. BROWN INC.
BANC OF AMERICA SECURITIES LLC
BEAR, STEARNS & CO. INC.
     c/o Deutsche Banc Alex. Brown Inc.
     One Bankers Trust Plaza
     130 Liberty Street
     New York, New York 10006

Ladies and Gentlemen:

               LNR Property Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to you (collectively, the "Underwriters"), severally and not jointly, $135,000,000 aggregate principal amount (the "Securities") of the Company's 10 1/2% Senior Subordinated Notes due 2009 (the "Notes"). The respective principal amounts of the Securities to be so purchased by the several Underwriters are set forth opposite your names in Schedule I hereto. The Securities are to be issued under the Indenture dated as of January 25, 1999 (the "Base Indenture") between the Company and The Bank of New York, as trustee (the "Initial Trustee"), as supplemented by the First Supplemental Indenture dated as of January 25, 1999 between the Company and the Initial Trustee (the "First Supplemental Indenture") and as further supplemented by the Second Supplemental Indenture dated as of February 8, 2001 between the Company and US Bank Trust, National Association (the "Successor Trustee"), pursuant to which the First Supplemental Indenture was amended to increase from $100,000,000 to $250,000,000 the maximum principal amount of Notes that may be issued by the Company (the "Second Supplemental Indenture"). The Base Indenture as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture is referred to herein as the "Indenture".

               In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
               ----------------------------------------------

               The Company represents and warrants to each of the Underwriters as follows:

               (a) The  Company's  registration  statement on Form S-3 (File No.
333-67929), including the base prospectus relating to certain debt and equity securities to be offered from time to time by the Company: (i) was prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder; (ii) was filed with the Commission on November 25, 1998, and amended by a pre-effective amendment No. 1 filed on December 9, 1998; and (iii) was declared effective by the Commission on December 10, 1998. The Company has at all times relevant to the offering of the Securities contemplated hereby complied with the conditions for the use of Form S-3 and is eligible to use Form S-3. Copies of such registration statement, including any amendments thereto, the prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, as well as copies of the Prospectus (as defined below), have heretofore been delivered by the Company to you. Such registration statement, which is herein referred to as the "Registration Statement," is effective under the Act and no post-effective amendment to the Registration
Statement has been filed as of the date of this Agreement. The Company has prepared and, no later than two business days after the date hereof, shall file with the Commission pursuant to Rule 424(b) a supplement to the base prospectus included in the Registration Statement relating to the Securities and the offering thereof in conformity with the requirements of the Act and the Rules and Regulations. "Base Prospectus" means the prospectus included in the Registration Statement at the time it became effective under the Act. "Prospectus" means the Base Prospectus together with the prospectus supplement relating to the Securities first filed with the Commission pursuant to Rule 424(b). Any reference herein to the Registration Statement, the Base Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to any Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b) or 430A, and prior to the termination of the offering of the Securities by the Underwriters.

               (b) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate or other power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. Each of the Subsidiaries (as defined below) and the Investment Affiliates (as defined below) has been duly organized and is validly existing as a corporation, limited liability company or partnership, as applicable, in good standing or active status under the laws of the jurisdiction of its incorporation or formation, with corporate or other power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. Each of the Company, the Subsidiaries and the Investment Affiliates is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole or the business, management, properties, assets, rights, operations or prospects of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect"). The Subsidiaries listed on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended November 30, 1999 constitute all the Subsidiaries at November 30, 1999 other than Subsidiaries that, if considered in the aggregate as a single subsidiary, would not have constituted a "significant subsidiary" of the Company at that date, within the meaning of Rule 1-02(w) of the Commission's Regulation S-X. There are no such "significant subsidiaries" of the Company other than the Designated Subsidiaries (as defined below) and Investment Affiliates (as defined below). The Land Partnerships (as defined below) and Madison Square (as defined below) constitute all the Investment Affiliates. The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary (except to the extent set forth as "minority interests" on the consolidated condensed balance sheet of LNR as of November 30, 2000 incorporated by reference in the Registration Statement), free and clear of all liens, encumbrances and equities and claims (other than liens created pursuant to the Credit Agreement (as defined below)); and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries or the Investment Affiliates are outstanding. The Company indirectly owns a 50% interest in Lennar Land Partners and a 50% interest in Lennar Land Partners II, each a Florida general partnership (collectively, the "Land Partnerships"). The Company indirectly owns a 25.78% interest in Madison Square Company, LLC, a limited liability company organized under the laws of the state of Delaware ("Madison Square"). Such interest in the Land Partnership and the Company's interests in Madison Square have been duly authorized and validly issued and are owned by the Company or a Subsidiary indirectly wholly owned by the Company, free and clear of all liens, encumbrances and equities and claims. For purposes of this Agreement, a "Subsidiary" means a direct or indirect "subsidiary" of the Company, as such term is defined in Rule 405 under the Act. For purposes of this Agreement, the following Subsidiaries are "Designated Subsidiaries": Leisure Colony Management Corp., LNR Affordable Housing Inc., Lennar Capital Services, Inc., LNR Land Partners SUB, Inc., LNR Land Partners SUB II, Inc., LNR DSHI Interhold, Inc., Delaware Securities Holdings, Inc., LNR CMBS Holdings, Inc., LNR Madison Square, Inc. and LNR Florida Funding, Inc. For purposes of this Agreement, an "Investment Affiliate" means any entity in which LNR, directly or indirectly, has an ownership interest, (i) the financial results of which are not consolidated under generally accepted accounting principles with the financial results of LNR on the consolidated financial statements of LNR and (ii) which is a "significant subsidiary" of LNR, as such term is defined within Rule 1-02(w) of the Commission's Regulation S-X. For purposes of this Agreement, the "Credit Agreement" means the Second Amended and Restated Revolving Credit Agreement dated as of July 14, 2000 among LNR, certain Subsidiaries, the parties thereto in their capacities as lenders thereunder and Bank of America N.A., U.S. Bank National Association, Fleet National Bank and Guaranty Federal Bank, F.S.B., as agents.

               (c) The information set forth under the caption "Capitalization" in the Prospectus is true and correct as of its date. The outstanding shares of the Company's Common Stock, par value $.10 per share and the Company's Class B Common Stock, par value $.10 per share ("Class B Common Stock"), have been duly authorized and validly issued and are fully paid and non-assessable and no preemptive rights of stockholders exist with respect to the capital stock or any other securities of the Company or the issue and sale thereof. Neither the filing of the Registration Statement and the Prospectus, nor the offering or sale of the Securities as contemplated by this Agreement, gives rise or shall give rise to any rights, other than those that have been waived or satisfied, for or relating to the registration of any securities of the Company.

               (d) The Company has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Securities. The Securities, when issued, shall be in the form contemplated by the Indenture. The Securities have each been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Successor Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, shall have been duly executed, issued and delivered and shall constitute valid and legally binding obligations of the Company (assuming the due authorization, execution and delivery of the Indenture by the Trustee and the due authorization and delivery of the Securities by the Trustee in accordance with the Indenture), entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (e) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The
Indenture is, and at all times since its execution has been, duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The Indenture has been duly and validly authorized by the Company, and the Indenture (assuming the due authorization, execution and delivery by the Initial Trustee and the Successor Trustee, as applicable) has been duly executed and delivered and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (f) Each of the Indenture and the Securities conforms in all material respects to the description thereof in the Prospectus as it may be supplemented or amended.

               (g) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company.

               (h) The Commission has not issued an order preventing or suspending the use of the Registration Statement or any Prospectus relating to the proposed offering of the Securities nor has the Commission instituted proceedings for that purpose. The Registration Statement complies, and the Prospectus and any amendments or supplements thereto will comply, in all material respects with the requirements of the Act and the Rules and Regulations and the Trust Indenture Act. The documents incorporated by reference in the Prospectus, at the time filed with the Commission complied, or, as applicable, will comply in all material respects with the requirements of the Securities Exchange Act of 1934 (the "Exchange Act") or the Act, as applicable, and the rules and regulations of the Commission thereunder. The Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and shall not contain, any untrue statement of material fact; and do not omit, and shall not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter specifically for use in the preparation thereof.

               (i) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules, as incorporated by reference in the Prospectus, present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Prospectus presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The pro forma financial statements and other pro forma financial information included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

               (j) Deloitte & Touche LLP has certified  certain of the financial statements filed with the Commission and incorporated by reference in the Registration Statement and the Prospectus and is an independent public accountant as required by the Act and the Rules and Regulations.

               (k) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company, any of the Subsidiaries or Investment Affiliates before any court or administrative agency or otherwise which if determined adversely to the Company, any of its Subsidiaries or Investment Affiliates might result in any material adverse change in the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole or might prevent the consummation of the transactions contemplated hereby, except as set forth in the Prospectus.

               (l) The Company, the Subsidiaries and the Investment Affiliates have good and marketable title to all of the properties and assets reflected in the financial statements (or as described in the Registration Statement or the Prospectus) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement or the Prospectus) or which are not material in amount. The Company, the Subsidiaries and the Investment
Affiliates occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth or incorporated by reference in the Registration Statement or the Prospectus.

               (m) The Company, the Subsidiaries and the Investment Affiliates have timely filed all Federal, State, local and foreign tax returns that have been required to be filed (taking into account any applicable extensions) and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with generally accepted accounting principles. All tax liabilities of the Company and the Subsidiaries have been adequately provided for in the consolidated financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.

               (n) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as each has been amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or otherwise materially affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and its Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company, the Subsidiaries or the Investment Affiliates, other than transactions in the ordinary course of business and changes and transactions described in the Prospectus, as it may be amended or supplemented. The Company, the Subsidiaries and the Investment Affiliates have no material contingent obligations that are not disclosed in the Company's financial statements that are incorporated by reference in the Prospectus.

               (o) Neither the Company, nor any of the Subsidiaries or Investment Affiliates is or with the giving of notice or lapse of time or both, will be, in violation of or in default under its Charter or By-Laws or other comparable documents or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound, which default is of material significance in respect of the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole. The execution and delivery of this Agreement, the Indenture and the Securities and the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof and thereof shall not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (or an event that with the giving of notice or lapse of time or both would constitute a default under), or result in the imposition or creation of (or the obligation to create or impose) a lien on any property or assets of the Company, any Subsidiary or Investment Affiliate with respect to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company, any Subsidiary or Investment Affiliate is a party, or of the Charter or By-Laws or other comparable documents of the Company, any Subsidiary or Investment Affiliate or any order, rule or regulation applicable to the Company, any Subsidiary or Investment Affiliate of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction. Any and all indebtedness incurred by the Company or its subsidiaries subsequent to March 24, 1998, the date of original issuance of the Company's 9 3/8 % Senior Subordinated Notes due 2008, was, and the Company covenants that any such indebtedness incurred after the date hereof and prior to the date of original issuance of the Securities shall be, incurred in accordance with the terms of the indenture relating to such notes and did not and will not constitute "Permitted Indebtedness" as defined under such indenture.

               (p) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement, the Indenture and the Securities and the consummation of the transactions herein and therein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or such additional steps as may be necessary to qualify the Securities for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

               (q) Each of the Company, the Subsidiaries and the Investment Affiliates holds all material licenses, certificates and permits (collectively, "Permits") from governmental authorities that are necessary to the conduct of its businesses, and has fulfilled and performed in all material respects its obligations with respect to the Permits; and neither the Company nor any of the Subsidiaries or Investment Affiliates has infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and the Subsidiaries taken as a whole. The Company knows of no material infringement by others of patents, patent rights, trade names, trademarks or copyrights owned by or licensed to the Company or any of the Subsidiaries or Investment Affiliates.

               (r) Neither the Company, nor to the Company's knowledge, any of its affiliates, has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities. The Company acknowledges that the Underwriters may engage in stabilizing transactions in the Securities in accordance with Regulation M under the Exchange Act.

               (s) Neither the Company nor any Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules and regulations of the Commission thereunder.

               (t) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (u) Neither the Company nor any of the Subsidiaries nor any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

               (v) Except as described in the Prospectus or as would not have a Material Adverse Effect, (i) each of the Company, the Subsidiaries and the Investment Affiliates is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (ii) each of the Company, the Subsidiaries and the Investment Affiliates has made all filings and provided all notices required under any applicable Environmental Law, and is and has at all times since their issuance been in compliance with all Permits required under any applicable Environmental Laws and each such filing, notice and Permit is in full force and effect, (iii) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company, threatened against the Company, any Subsidiary or Investment Affiliates under any Environmental Law, (iv) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company, any Subsidiary or any Investment Affiliate, (v) neither the Company, nor any Subsidiary or Investment Affiliate has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law and (vi) no property or facility of the Company or any Subsidiary or Investment Affiliates is (A) listed or, to the knowledge of the Company, proposed for listing on the National Priorities List under CERCLA or (B) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

               For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and aboveground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom.

               (w) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company, the Subsidiaries or the Investment Affiliates that is pending or, to the knowledge of the Company, threatened, that would have a Material Adverse Effect.

               (x) The Company, its Subsidiaries and the Investment Affiliates carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries.

               (y) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

               (z) To the best of the Company's knowledge, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater security holders, except as set forth in the Registration Statement or the Prospectus.

               (aa) The materials  distributed by the Company in connection with the solicitation of the consent of the holders of the Notes to the adoption of the amendments to the First Supplemental Indenture contained in the Second Supplemental Indenture (such solicitation of consents, the "Consent
Solicitation" and such materials, the "Consent Solicitation Materials"), as amended and supplemented from time to time, did not, as of their respective dates, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading.

               (bb) The Company has, and (except for the power and authority to be granted pursuant to the consent sought in the Consent Solicitation) at the time of the Consent Solicitation had, all the necessary power and authority to consummate the transactions contemplated by the Consent Solicitation Materials and has, and at the time of the Consent Solicitation had, taken all necessary action to authorize the Consent Solicitation and the preparation and distribution of the Consent Solicitation Materials.

               (cc) The Company has, and at the time of the execution of the Second Supplemental Indenture had, all the necessary power and authority to consummate the transactions contemplated by the Second Supplemental Indenture and has, and at the time of the execution of the Second Supplemental Indenture had, taken all necessary action to authorize the execution and delivery of the Second Supplemental Indenture.

               (dd) The Consent Solicitation and the execution and delivery of the Second Supplemental Indenture complied with the Indenture (as in effect at the time of the Consent Solicitation or the execution and delivery of the Second Supplemental Indenture, as applicable) and with all applicable provisions of the Exchange Act and the Trust Indenture Act, and with all applicable rules or regulations of any governmental or regulatory authority or body having jurisdiction over the Company; and no consent or approval of, or filing with, any governmental or regulatory authority or body is, or at the time of the Consent Solicitation was, required by the Company in connection with the commencement or consummation of the Consent Solicitation other than: (i) those consents or approvals that have been obtained and are, and at the time of the Consent Solicitation were, in full force and effect; and (ii) the filing by the Company of the Second Supplemental Indenture under Form 8-K to be completed prior to the Closing.

2.             Purchase, Sale and Delivery of the SECURITIES.
               ---------------------------------------------

               (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase the aggregate principal amount of Securities set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof, at a purchase price of 96.707% of such aggregate principal amount.

               (b) Payment for the Securities to be sold hereunder is to be made by wire transfer of Federal (same day) funds to the order of the Company against delivery of certificates therefor to the Underwriters. Such payment and delivery are to be made through the facilities of The Depository Trust Company, New York, New York at 10:00 a.m., New York time, on the third business day after the date of this Agreement (or, if the Underwriters determine the price of the Securities after 4:30 p.m., New York time, on the date hereof, the fourth business day) or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.) The certificates for the Securities in definitive form will be delivered in such denominations and in such registrations as the Underwriters request in writing not later than the second full business day prior to the Closing Date, and will be made available for inspection by the Underwriters at least one business day prior to the Closing Date.

3.             Offering by the UnderwriterS.
               ----------------------------

               It is understood that the several Underwriters are to make a public offering of the Securities as soon as the Underwriters deem it advisable to do so. The Securities are to be initially offered to the public at the initial public offering price set forth in the Prospectus plus accrued interest on the Securities from January 15, 2001 to the Closing Date. The Underwriters may from time to time thereafter change the public offering price and other selling terms.

               Deutsche Banc Alex. Brown Inc. ("DBAB") will act as a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the NASD with respect to the offering of the Securities.

4.             Covenants of the Company.
               ------------------------

               The Company covenants and agrees with the several Underwriters that:

               (a) The Company: (A) shall use its best efforts to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Underwriters; and (B) shall not file any amendment to the Registration Statement or supplement to the Prospectus or document incorporated by reference therein of which the Underwriters shall not previously have been advised and furnished with a copy or to which the Underwriters shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations; and (C) shall file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Securities by the Underwriters.

               (b) The Company shall advise the Underwriters promptly: (A) when any post-effective amendment to the Registration Statement shall have become effective; (B) of receipt of any comments from the Commission relating to the Registration Statement, the Prospectus or any documents incorporated by reference therein; (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information; and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company shall use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

               (c) The Company shall cooperate with the Underwriters in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions as the Underwriters may reasonably have designated in writing and shall make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company shall, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Underwriters may reasonably request for distribution of the Securities.

               (d) The Company shall deliver to, or upon the order of, the Underwriters during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Underwriters may reasonably request. The Company shall deliver to the Underwriters at or before the Closing Date, three conformed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and shall deliver to the Underwriters such number of conformed copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Underwriters may reasonably request.

               (e) The Company shall comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly shall either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act that shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law, as applicable.

               (f) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the date of the final prospectus supplement relating to the Securities, an earnings statement (which need not be audited) in reasonable detail, each covering a period of at least 12 consecutive months, beginning after the date of such prospectus supplement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

               (g) Prior to the Closing Date, the Company shall furnish to the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements incorporated by reference in the Registration Statement and the Prospectus.

               (h) The Company shall apply the net proceeds of its sale of the Securities as set forth in the Prospectus: provided that the Company shall not apply such net proceeds to repay any debt owed by the Company to DBAB or any of its affiliates.

               (i) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the Investment Company Act.

               (j) The Company shall not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

               (k) The Company shall use its reasonable efforts to obtain the same "CUSIP" number for the Securities as is printed on the Notes outstanding under the Indenture on the date hereof (the "Existing Notes").

5.             Costs and Expenses.
               ------------------

               The Company shall pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, the Prospectus and any supplements or amendments thereto, this Agreement, the Underwriters' Invitation Letter, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements up to a maximum amount of $10,000) incident to securing any required review by the NASD of the terms of the sale of the Securities; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Securities under state securities or Blue Sky laws. The Company shall not, however, be required to pay for any of the Underwriters' expenses (other than those related to qualification under NASD regulation and State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions set forth in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Underwriters pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms shall be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Securities or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Securities.

6.             Conditions of Obligations of the UnderwriterS.
               ---------------------------------------------

               The several obligations of the Underwriters to purchase the Securities on the Closing Date are subject to the accuracy, as of the Closing Date, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

               (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Underwriters and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus, as each is amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order, or other order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date that would prevent the issuance of the Securities.

               (b) The Underwriters shall have received on the Closing Date, the opinion of Clifford Chance Rogers & Wells LLP, counsel for the Company, dated the Closing Date, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

                              (i) The  Company  has been duly  organized  and is
               validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus; each of the Designated Subsidiaries and the Land Partnership has been duly organized and is validly existing as a corporation or partnership, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, with corporate or other power and authority to own or lease its properties and conduct its business as described in the Prospectus; each of the Company, each of the Designated
               Subsidiaries and the Land Partnership is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, except where such counsel has been informed that the failure to qualify would not have a materially adverse effect upon the business of the Company and the Subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each of the Designated Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company or a Subsidiary; and, to the best of such counsel's knowledge, all of the outstanding shares of capital stock of each of the Designated Subsidiaries are owned free and clear of all liens, encumbrances and equities and claims (other than liens created pursuant to the Credit Agreement) and to the best of such counsel's knowledge, except as set forth in the Registration Statement and the Prospectus, other than with regard to the Company's Class B Common Stock, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Designated Subsidiaries or the Land Partnership are outstanding. The Company indirectly owns a 50% interest in the Land Partnership. Such interest in the Land Partnership has been duly authorized and validly issued and is owned by a Subsidiary that to the best of such counsel's knowledge, is indirectly wholly owned by the Company, free and clear of all liens, encumbrances and equities and claims.

                              (ii) At November 30, 2000, the Company had authorized capital stock as set forth under the caption "Capitalization" in the Prospectus; all of the shares of Common Stock and Class B Common Stock have been duly authorized; all of the outstanding shares of the Common Stock and Class B Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to the capital stock or any other securities of the Company or the issue or sale thereof.

                              (iii) Except as described  in the  Prospectus,  to
               the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, that has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Securities or the right to have any securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any securities of the Company.

                              (iv) The Company has all requisite corporate power
               and authority to execute, deliver and perform its obligations under the Securities and the Indenture.

                              (v) The  Indenture  is, and at all times since its
               execution, has been duly qualified under the Trust Indenture Act; the Indenture has been duly and validly authorized, executed and delivered by the Company, and (assuming the due authorization, execution and delivery thereof by the Initial Trustee and the Successor Trustee, as applicable) constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                              (vi) The Securities  are in the form  contemplated
               by the Indenture. The Securities have each been duly and validly authorized, executed and delivered by the Company and, when paid for by the Underwriters in accordance with the terms of this Agreement (assuming the due authorization, execution and delivery of the Indenture by the Initial Trustee and the Successor Trustee, as applicable, and due authentication and delivery of the Securities by the Successor Trustee in accordance with the Indenture), will constitute the valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                              (vii)  The  Company  has all  requisite  corporate
               power  and   authority  to  execute,   deliver  and  perform  its
               obligations under this Agreement and to consummate the transactions contemplated hereby; this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company.

                              (viii) The Indenture and the Securities conform as
               to legal matters in all material respects to the descriptions thereof contained in the Prospectus.

                              (ix) The Registration Statement is effective under
               the Act and, to the best of the knowledge of such counsel, no stop order proceedings with respect thereto or to the use of the Prospectus have been instituted or are pending or threatened under the Act.

                              (x) The Registration Statement, the Prospectus and
               each amendment or supplement thereto and document incorporated by reference therein comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements and related schedules included or incorporated by reference therein). The conditions for the use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

                              (xi)   The    statements    under   the   captions
               "Description of the Notes" and "Description of Debt Securities in the Prospectus and Item 15 of the Registration Statement, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters.

                              (xii) Such counsel does not know of any  contracts
               or documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed, incorporated by reference or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

                              (xiii) Such counsel knows of no material  legal or
               governmental proceedings pending or threatened against the Company or any of the Subsidiaries or Investment Affiliates except as set forth in the Prospectus.

                              (xiv) The execution and delivery of this Agreement, the Indenture and the Securities and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (or an event that with the giving of notice or lapse of time or both would constitute a default under) or result in the imposition or creation of (or the obligation to create or impose) a lien on any property or assets of the Company, any Designated Subsidiary or the Land Partnership with respect to, the Charter, By-Laws or other comparable documents of the Company, any Designated Subsidiary or the Land Partnership, or any material agreement or instrument known to such counsel to which the Company, any of the Designated Subsidiaries or the Land Partnership is a party or by which the Company, any of the Designated Subsidiaries or the Land Partnership may be bound or any order, rule or regulation known to such counsel to be applicable to the Company, any Designated Subsidiary or the Land Partnership of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

                              (xv) No approval,  consent, order,  authorization,
               designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement, the Indenture and the Securities and the consummation of the transactions herein and therein contemplated (other than as may be required by the NASD or as required by State securities and Blue Sky laws, as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

                              (xvi) The Company is not, and will not become,  as
               a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the Investment Company Act.

                              (xvii)   Neither   the    consummation    of   the
               transactions contemplated by this Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                              (xviii)  The Consent  Solicitation  by the Company
               and the execution and delivery of the Second Supplemental Indenture complied with the Indenture (as such Indenture was in effect at the time of the Consent Solicitation or the execution and delivery of the Second Supplemental Indenture, as applicable) and with the Exchange Act and the rules and regulations thereunder and did not violate the Exchange Act or any other statute, law, rule or regulation known to such counsel or any judgment, decree, order, rule or regulation of any court or other governmental authority known to such counsel that is applicable to the Company (other than blue sky laws, rules or regulations as to which such counsel need not express an opinion).

               In rendering such opinion, Clifford Chance Rogers & Wells LLP may rely as to matters governed by the laws of states other than New York, Delaware General Corporation Law or Federal laws on local counsel in such jurisdictions, provided that in each such case Clifford Chance Rogers & Wells LLP shall state that it believes that it and the Underwriters are justified in relying on such other counsel. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel that leads it to believe that (i) the Registration Statement, at the time it became effective under the Act (and at the time of filing of each document under the Exchange Act that is incorporated by reference therein) and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein). With respect to such statement, Clifford Chance Rogers & Wells LLP may state that its belief is based upon the procedures set forth therein, but is without independent check and verification (except with respect to the matters addressed in subparagraph (x)).

               (c) The Underwriters shall have received from Willkie Farr & Gallagher, counsel for the Underwriters, an opinion dated the Closing Date, with respect to certain legal matters relating to this Agreement, and such other related matters as the Underwriters may reasonably require. In rendering such opinion, Willkie Farr & Gallagher shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

               (d) The Underwriters shall have received at or prior to the Closing Date from Willkie Farr & Gallagher a memorandum or summary, in form and substance satisfactory to the Underwriters, with respect to the qualification for offering and sale by the Underwriters of the Securities under the state securities or Blue Sky laws of such jurisdictions as the Underwriters may reasonably have designated to the Company.

               (e) You shall have received, on each of the date hereof and the Closing Date, as the case may be, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, of Deloitte & Touche LLP confirming that it is a firm of independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in its opinion the financial statements and schedules examined by it and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to the Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus.

               (f) The Underwriters shall have received on the Closing Date a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date, each of them severally represents on behalf of the Company as follows:

                              (i) The Registration  Statement is effective under
               the Act and no stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus has been issued, and no proceedings for such purpose have been initiated or are, to the best of his or her knowledge, contemplated by the Commission;

                              (ii) The  representations  and  warranties  of the
               Company contained in Section 1 hereof are true and correct as of the Closing Date;

                              (iii) All filings  that he or she has been advised
               by counsel are required to have been made pursuant to Rule 424 or 430A under the Act have been made;

                              (iv)  He  or  she  has   carefully   examined  the
               Registration Statement and the Prospectus and, in his or her opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred that should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

                              (v) Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, except as may have been subsequently otherwise disclosed in information incorporated by reference therein prior to the date of this Agreement.

               (g) The Company shall have furnished to the Underwriters such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Underwriters may reasonably have requested.

               (h) The Second Supplemental Indenture shall have been duly executed and delivered by the Company and the Trustee, and the Securities shall have been duly executed by the Company and duly authenticated by the Trustee.

               (i) The Company shall have obtained the same "CUSIP" number for the Securities as is printed on the Existing Notes.

               The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Underwriters and to Willkie Farr & Gallagher, counsel for the Underwriters.

               If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Underwriters without liability by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date.

               In the event of a termination pursuant to the immediately preceding paragraph, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7.             Conditions of the Obligations of the Company.
               --------------------------------------------

               The obligation of the Company to sell and deliver the Securities required to be delivered as and when specified in this Agreement is subject to the condition that at the Closing Date, no stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus shall have been issued and remain in effect or proceedings therefor have been initiated or threatened.

8.             Indemnification.
               ---------------

               (a) The Company agrees:

                              (i) to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Base Prospectus, the Prospectus or any amendment or supplement thereto or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission in the Registration Statement, the Base Prospectus, the Prospectus, or such amendment or supplement, made in reliance upon and in conformity with written information furnished to the Company by or through the Underwriters specifically for use in the preparation thereof;

                              (ii) to indemnify  and hold harmless DBAB and each
               person, if any, who controls any DBAB within the meaning of the Act, against any losses, claims, damages or liabilities to which DBAB or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon DBAB's acting as a "qualified independent underwriter" within the meaning of Rule 2720 of the NASD's Conduct Rules with respect to the offering of the Securities; and

                              (iii) to reimburse each  Underwriter and each such
               controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not such Underwriter or such controlling person is a party to any action or proceeding. If it is finally judicially determined that any Underwriter was not entitled to receive payments for legal and other expenses pursuant to this subparagraph, such Underwriter shall promptly return all sums that had been advanced pursuant hereto.

               (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Base Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and to reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, the Base Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Underwriters specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability that such Underwriter may otherwise have.

               (c) If any proceeding (including any governmental  investigation)
shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). If any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party if (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel reasonably acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties unless indemnity is being sought pursuant to Section
8(a)(ii), in which case, the indemnifying party shall be liable for the reasonable fees and expenses of separate counsel for DBAB in addition to the reasonable fees and expenses of the separate counsel for all other indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

               (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus as amended or supplemented. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

               (e) In any proceeding relating to the Registration Statement, the Base Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

               (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

9.             DEFAULT BY UNDERWRITERS.
               -----------------------

               If, on the Closing Date, any Underwriter shall fail to purchase and pay for the portion of the Securities that such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company in such respective amounts as may be agreed upon and upon the terms set forth herein, the Securities that the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you shall not have procured such other Underwriters, or any others, to purchase the Securities agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate principal amount of Securities with respect to which such default shall occur does not exceed 10% of the principal amount of the Securities covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective principal amounts that they are obligated to purchase hereunder, to purchase the Securities which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate principal amount of Securities with respect to which such default shall occur exceeds 10% of the principal amount of the Securities covered hereby, the Company or you will have the right, by written notice to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date may be postponed for such period, not exceeding seven days, as you may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10.            NOTICES.
               -------

               All communications hereunder shall be in writing and, except as otherwise provided herein, shall be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Deutsche Banc Alex. Brown Inc., One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006,
Attention: Richard W. Thaler, Jr.; with a copy to Deutsche Banc Alex. Brown Inc., One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006,
Attention: General Counsel; if to the Company, to LNR Property Corporation, 760 N.W. 107th Avenue, Miami, Florida 33172, Attention: President.

11.            TERMINATION.
               -----------

               (a) This Agreement may be terminated by you by notice to the Company at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business; (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities; (iii) any suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange which remains in effect more than 24 hours; (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority that in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company; (v) the declaration of a banking moratorium by United States or New York State authorities; (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act); (vii) the suspension of trading of any securities of the Company by the New York Stock Exchange, the Commission, or any other governmental authority (other than a suspension requested by the Company so as to permit the dissemination of pending news); or (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs that in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

               (b) as provided in Sections 6 and 9 of this Agreement.

12.            Successors.
               ----------

               This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign merely because of such purchase.

13.            Information Provided by THE Underwriters.
               ----------------------------------------

               The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page of the prospectus supplement that is part of the Prospectus (insofar as such information relates to the Underwriters), any legends required by Item 502(d) of Regulation S-K under the Act and the information under the caption "Underwriting" in such prospectus supplement.

14.            Miscellaneous.
               -------------

               Survival. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of
(a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Securities under this Agreement.

               Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               Choice of Law. This Agreement shall be governed in all respects by, and construed in all respects in accordance with, the laws of the State of New York without giving effect to any contrary result that might otherwise apply under the conflict or choice of law rules of the State of New York.

               Headings. The section headings in this Agreement used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  [Balance of page intentionally remains blank]

                   [The following page is the signature page]

855210.7

                                        2





                  If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                          Very truly yours,

                                          LNR PROPERTY CORPORATION



                                          By:
                                                 -------------------------------
                                                 Name:
                                                 Title:



The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANC ALEX. BROWN INC.
BANC OF AMERICA SECURITIES LLC
BEAR, STEARNS & CO. INC.


By:  Deutsche Banc Alex. Brown Inc.



By:
     ---------------------------------------
      Name:
      Title:

                                   SCHEDULE I


                            Schedule of Underwriters



                                                              Principal Amount
                                                              of Securities
Underwriter                                                   to be Purchased
-----------                                                   ---------------
Deutsche Banc Alex. Brown Inc.                                $94,500,000
Banc of America Securities LLC                                $23,625,000
Bear, Stearns & Co. Inc.                                      $16,875,000
                                                              -----------
                           Total                              $135,000,000
                                                              ============

                                   EXHIBIT 4.1


                            LNR PROPERTY CORPORATION


                                       and


                       US BANK TRUST NATIONAL ASSOCIATION

                                    Trustee.





                          Second Supplemental Indenture

                          Dated as of February 8, 2001




                   10 1/2% Senior Subordinated Notes Due 2009




                     Supplement to Indenture of LNR Property
                          dated as of January 25, 1999

         SECOND SUPPLEMENTAL INDENTURE, dated as of February 8, 2001 (the "Second Supplemental Indenture") to an Indenture dated as of January 25, 1999, between LNR Property Corporation (the "Company"), a Delaware corporation, and The Bank of New York (the "Original Trustee"), a New York banking corporation, which has been replaced by US Bank Trust National Association (the "Trustee"), a national banking association, as Trustee.

                                    RECITALS

         WHEREAS, the Company and the Initial Trustee entered into a Trust Indenture (the "Original Indenture") and a First Supplemental Indenture (the "First Supplemental Indenture" and, together with the Original Indenture, the "Indenture"), each dated as of January 25, 1999; and

         WHEREAS, the Company issued $100,000,000 principal amount of 10 1/2% Senior Subordinated Notes due 2009 ("Notes") under the Indenture; and

         WHEREAS, Section 2.1(2) of the First Supplemental Indenture states that the aggregate principal amount of the Notes which may be issued is limited to $100,000,000; and

         WHEREAS, Section 8.2 of the First Supplemental Indenture provides that amendments of the First Supplemental Indenture may be made with the consent of the holders of a majority in principal amount of the outstanding Notes; and

         WHEREAS, holders of a majority in principal amount of the outstanding Notes have consented to an amendment to the First Supplemental Indenture increasing the aggregate principal amount of Notes which may be issued to $250,000,000.

         NOW, THEREFORE, the Company and the Trustee agree for the benefit of the holders of the Notes, as follows:

                                   ARTICLE ONE
                                    AMENDMENT

         Section 1.01. Section 2.1(2) of the First Supplemental Indenture is amended to state the following:

                           (2) Subject to Section 2.02 of the Indenture and applicable law, the aggregate principal amount of the Notes which may be issued is limited to $250,000,000.

                                   ARTICLE TWO

                            MISCELLANEOUS PROVISIONS

         Section 2.01. This Second Supplemental Indenture will become effective when it is executed.

         Section 2.02. The Second Supplemental Indenture is an indenture supplemental to the Indenture, and in particular, supplemental to the First Supplemental Indenture. The Indenture, as supplemented and amended by this Second Supplemental Indenture, is in all respects ratified and confirmed. The Indenture, as so supplemented and amended, is to be read and construed as a single instrument.

         Section  2.03.  All  of  the  covenants,  promises,   stipulations  and
agreements of the Company contained in the Indenture, as supplemented and amended by this Second Supplemental Indenture, will bind the Company and its successors and assigns and will inure to the benefit of the Trustee and its successors and assigns.

         Section 2.04. The Company will, at its own cost and expense, execute and deliver any documents or agreements, and take any other actions, which the Trustee or its counsel may from time to time request in order to assure the Trustee of the benefits of the rights granted to the Trustee under the Indenture, as supplemented and amended by this Second Supplemental Indenture.

         Section 2.05. This Second Supplemental Indenture will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any principles of conflicts of law which would apply the laws of another jurisdiction.

         Section 2.06. This Second Supplemental Indenture may be executed in any number of counterparts, each of which counterparts will for all purposes be deemed to be an original, but all of which counterparts together will constitute one and the same instrument.


                                   SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date shown on the first page.


                            LNR PROPERTY CORPORATION




                                     By: /s/ Margaret A. Jordan
                                        ----------------------------------------
                                         Margaret A. Jordan
                                         Treasurer


                                     US BANK TRUST NATIONAL ASSOCIATION,
                                      As Trustee




                                     By: /s/ Cynthia W. Brown
                                         ---------------------------------------
                                          Name: Cynthia W. Brown
                                          Title: Assistant Vice President

                                  EXHIBIT 23.1


Independent Auditors' Consent


The Board of Directors
LNR Property Corporation

We consent to the incorporation by reference in Registration Statement (No. 333-67929) of LNR Property Corporation on Form S-3 of our reports dated January 20, 2000 appearing in and incorporated by reference in the Annual Report on Form 10-K of LNR Property Corporation for the year ended November 30, 1999 and to the reference to us under the heading "Experts" in the Prospectus and Prospectus Supplement dated February 8, 2001, which is a part of the Registration Statement.

Deloitte & Touche LLP
Certified Public Accountants
Miami, Florida
February 8, 2001

                                  EXHIBIT 99.1


         AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE, dated as of January 11, 2001 by and among LNR PROPERTY CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), THE BANK OF NEW YORK, a banking corporation duly organized and existing under the laws of the State of New York ("Prior Trustee") and US BANK TRUST NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America ("Successor Trustee").

                                    RECITALS:

         WHEREAS, the Company and Prior Trustee entered into a Trust Indenture and the First Supplemental Indenture each dated as of January 25, 1999 (collectively, the "Indenture");

         WHEREAS, the Senior Subordinated Notes (as such term is defined in the Indenture) were originally authorized and issued under the Indenture;

         WHEREAS, Section 7.08 of the Indenture provides that the Trustee may at any time resign by giving written notice of such resignation to the Company with such resignation to become effective upon the acceptance by a successor Trustee of its appointment as a successor Trustee;

         WHEREAS, Section 7.08 of the Indenture provides that if the Trustee shall resign, the Company shall appoint a successor Trustee;

         WHEREAS, Section 7.08 of the Indenture provides that any successor Trustee appointed in accordance with the Indenture shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment under the Indenture, and thereupon the resignation of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of the predecessor Trustee;

         WHEREAS, the Company desires to appoint Successor Trustee as Trustee, Paying Agent and Registrar to succeed Prior Trustee in such capacities under the Indenture; and

         WHEREAS, Successor Trustee is willing to accept such appointment as Successor Trustee, Paying Agent and Registrar under the Indenture;

         NOW, THEREFORE, the Company, Prior Trustee and Successor Trustee, for and in consideration of the premises of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:


                                    ARTICLE I

                                THE PRIOR TRUSTEE

               SECTION 1.01 Prior Trustee hereby resigns as Trustee under the Indenture.

               SECTION 1.02 Prior Trustee hereby assigns, transfers, delivers and confirms to Successor Trustee all right, title and interest of Prior Trustee in and to the trusts of the Trustee under the Indenture and all the rights, powers and trusts of the Trustee under the Indenture. Prior Trustee shall execute and deliver such further instruments and shall do such other things as Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in Successor Trustee all the rights, powers and trust hereby assigned, transferred, delivered and confirmed to Successor Trustee as Trustee, Paying Agent and Registrar.

               SECTION 1.03 Resigning Trustee hereby represents and warrants to Successor Trustee that:

               (a) No covenant or condition contained in the Indenture has been waived by Resigning Trustee or, to the best of the knowledge of the Responsible Officers of Resigning Trustee's Corporate Trust Group, by the Holders of the percentage in aggregate principal amount of the Bonds required by the Indenture to effect any such waiver.

               (b) There is no action, suit or proceeding pending or, to the best of the knowledge of the Responsible Officers assigned to Resigning Trustee's Corporate Trust Group, threatened against Resigning Trustee before any court or any governmental authority arising out of any action or omission by Resigning Trustee as Trustee under the Indenture.



               (c) As of the effective date of this Agreement, Resigning Trustee will hold no property under the Indenture.

               (d) Pursuant to the Indenture, Resigning Trustee duly authenticated and delivered, on January 25, 1999, $100,000,000 aggregate principal amount of the Senior Subordinated Notes, $100,000,000 of which are outstanding as of the effective date hereof.

               (e) Each person who so authenticated the Senior Subordinated Notes was duly elected, qualified and acting as an officer of Resigning Trustee and empowered to authenticate the Senior Subordinated Notes at the respective times of such authentication and the signature of such person or persons appearing on such Senior Subordinated Notes is each such person's genuine signature.

               (f) This Agreement has been duly authorized, executed and delivered on behalf of Resigning Trustee and constitutes its legal, valid and binding obligation.


               (g) To the best of the knowledge of the responsible Officers of the Resigning Trustee's Corporate Trust Group, no event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under Section 6.01 of the Indenture or the First Supplemental Indenture.

                                   ARTICLE II


                                   THE COMPANY

               SECTION 2.01 The Company hereby accepts the resignation of Prior Trustee as Trustee, Paying Agent and Registrar under the Indenture.

               SECTION 2.02 All conditions relating to the appointment of US BANK TRUST NATIONAL ASSOCIATION as Successor Trustee, Paying Agent and Registrar under the Indenture have been met by the Company, and the Company hereby appoints Successor Trustee as Trustee, Paying Agent and Registrar under the Indenture with like effect as if originally named as Trustee, Paying Agent and Registrar in the Indenture.

               SECTION 2.03 The Company hereby represents and warrants to Prior and Successor Trustee that:

               (a) The Indenture was duly authorized, executed and delivered by the Company and the $ 100,000,000 principal amount of the Senior Subordinated Notes were validly issued by the Company.

               (b) The Company has performed or fulfilled prior to the date hereof, and will continue to perform and fulfill after the date hereof, each covenant, agreement, condition , obligation and responsibility under the Indenture.

               (c) No event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under Section 6.01 of the Indenture.

               (d) No covenant or condition contained in the Indenture has been waived by Company or, to the best of Company's knowledge, by the Holders of the percentage in aggregate principal amount of the Senior Subordinated Notes. required to effect any such waiver.


               (e) There is no action, suit or proceeding pending or, to the best of Company's knowledge, threatened against the Company before any court or any governmental authority arising out of any action or omission by Company under the Indenture.

               (f) This Agreement has been duly authorized, executed and delivered on behalf of Company and constitutes its legal, valid and binding obligation.

               (g) All conditions precedent relating to the appointment of US Bank Trust National Association as Trustee under the Indenture have been complied with by the Company.

                                   ARTICLE III

                              THE SUCCESSOR TRUSTEE

               SECTION 3.01 Successor Trustee hereby represents and warrants to Prior Trustee and to the Company that Successor Trustee is not disqualified to act as Trustee under the Indenture.

               SECTION 3.02 Successor Trustee hereby accepts its appointment as Successor Trustee, Paying Agent and Registrar under the Indenture and accepts the rights, powers, duties and obligations of Prior Trustee as Trustee, Paying Agent and Registrar under the Indenture, upon the terms and conditions set forth therein, with like effect as if originally named as Trustee, Paying Agent and Registrar under the Indenture.

               SECTION 3.03 Successor Trustee hereby represents and warrants to the Prior Trustee and to the Company that the Successor Trustee is eligible to act as Trustee pursuant to the Trust Indenture Act Section 310.

                                   ARTICLE IV

                                  MISCELLANEOUS

               SECTION 4.01 This Agreement and the resignation, appointment and acceptance effected hereby shall be effective as of the opening of business on January 17, 2001.

               SECTION 4.02 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

               SECTION 4.03 This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Resignation Appointment and Acceptance to be duly executed and acknowledged all as of the day and year first above written.


                                   LNR PROPERTY CORPORATION
                                       as Company

                                   By: /s/Shelly Rubin
                                       -----------------------------------------
                                   Name:    Shelly Rubin
                                   Title:     Vice President




                                   THE BANK OF NEW YORK
                                       as Prior Trustee


                                   By: /s/Mary LaGumina
                                       ----------------------------------------
                                   Name: Mary LaGumina
                                   Title:  Vice President




                                   US BANK TRUST NATIONAL ASSOCIATION
                                       as Successor Trustee


                                   By: /s/ Cynthia W. Brown
                                       -------------------------------
                                   Name: Cynthia W. Brown
                                   Title:  Assistant Vice President